Exhibit 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended June 30, 2002 (the "Report") by Vizacom Inc. ("Registrant"), each of the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Dated:  August 14, 2002                               /s/ Vincent DiSpigno
                                                      -------------------------
                                                      Vincent DiSpigno
                                                      Chief Executive Officer


Dated:  August 14, 2002                               /s/ Alan W. Schoenbart
                                                      -------------------------
                                                      Alan W. Schoenbart
                                                      Chief Financial Officer